UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  March 17, 2000
                                                   --------------



                        THE UNITED ILLUMINATING COMPANY
              (Exact name of registrant as specified in its charter)


       Connecticut                  1-6788                       06-0571640
       -----------                  ------                       ----------
(State, or other jurisdiction   (Commission File               (IRS Employer
of incorporation)                  Number)                   Identification No.)


157 Church Street, New Haven, Connecticut                         06506
-----------------------------------------                         -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code            (203) 499-2000
--------------------------------------------------            --------------


                                      None
                                      ----
            (Former name or former address, if changed since last report)

Item 5. Other Events.

     On March 17, 2000, a proposal to reorganize the Registrant's current corporate structure under an Agreement and Plan of Merger and Share Exchange was submitted to a vote of the owners of the Registrant's common stock at a special meeting of the shareowners. No other equity securities of the Registrant are issued and outstanding.

     Under the plan of merger and share exchange proposed, the Registrant's current corporate structure will be reorganized into a holding company structure, with the Registrant becoming a wholly-owned subsidiary of UIL Holdings Corporation, and with all of the issued and outstanding shares of the Registrant's common stock being exchanged on a share-for-share basis for UIL Holdings Corporation common stock.

     At the special meeting of the shareowners, the proposal was approved by the affirmative vote of the owners of two-thirds of the issued and outstanding shares of the Registrant's common stock. At the close of business on January 18, 2000, the record date for the meeting, 14,334,922 shares of the Registrant's common stock were issued and outstanding, each share being entitled to one vote on the proposal. The number of share votes cast For, Against, or Abstain, and the number of shares for which no vote was cast, were as follows:

                                                           NUMBER OF SHARES
                                                           ----------------
         For                                                  10,060,745
         Against                                               1,017,239
         Abstain                                                 268,332
         No Vote Cast                                          2,988,606

     In addition to the shareowner approval described above, the Registrant must obtain the approval of the Federal Energy Regulatory Commission, under the Federal Power Act, and the Nuclear Regulatory Commission, under the Atomic
Energy Act, in order to complete the plan of merger and share exchange. Applications for approval have been filed with these agencies; but the Registrant cannot predict when, or if, these regulatory approvals will be obtained.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE UNITED ILLUMINATING COMPANY
                                     Registrant


Date:    03/22/2000                  By:      /s/ Robert L. Fiscus
       --------------                   --------------------------------------
                                                  Robert L. Fiscus
                                       Vice Chairman of the Board of Directors,
                                       Chief Financial Officer, Treasurer and
                                       Secretary


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